EXHBIT G                                                  CORPORATE CHART OF E.ON AG                                             A
                                                           as of December 31, 2004


                                ________________
                               |                |
                               |  E.ON AG (RHC) |
                               |________________|
                                       |
                                       |                                                                              _________
                                       |_____________________________________________________________________________|  See C  |
                                       |                                                                             |_________|
           ____________________________|__________________________________________________________________
           |                        |                           |                                         |
           |                        |                           |                                         |
           |                        |                           |                                         |
  _________|___________     ________|__________         ________|__________                     __________|________
 |                     |   |                   |       |                   |                   |                   |
 |     E.ON Nordic     |   |  E.ON UK Holding  |       |  E.ON US Holding  |                   |  E.ON Energie AG  |
 | Holding GmbH (FUCO) |   |    GmbH (FUCO)    |       |     GmbH (RHC)    |                   |       (FUCO)      |
 |_____________________|   |___________________|       |___________________|                   |___________________|
           |                        |                           |                                         |
           |                        |                     ______|__________                               |
     ______|________         _______|_________     ______|________     ____|___                           |
    |               |       |                 |   |               |   |        |                          |
    |  E.ON Nordic  |       | E.ON UK Holding |   | Fidelia Corp. |   |  See B |                __________|________
    | subsidiaries  |       |  Company Ltd.   |   |_______________|   |________|               |                   |
    |_______________|       |_________________|          |                                     |    E.ON Energie   |
                                    |                    |_______________ ______________       |    Subsidiaries   |
            ________________________|_______________________             |              |      |___________________
  _________|____________      ______|_______     ___________|_________   |    Fidelia   |
 |                      |    |              |   |                     |  | Subsidiaries |
 | Ergon Insurance Ltd. |    | Powergen Ltd |   | E.ON UK Finance PLC |  |______________|
 |______________________|    |______________|   |_____________________|
                                    |
                       _____________|_____________
               _______|________           ________|_______
              |                |         |                |
              | Powergen Group |         |  Powergen US   |
              |  Holdings Ltd. |         |  Holdings Ltd. |
              |     (FUCO)     |         |________________|
              |________________|                  |
                      |                           |
                      |                           |
               _______|________           ________|_______
              |                |         |                |
              |    Powergen    |         |    Powergen    |
              |  Subsidiaries  |         |  Subsidiaries  |
              |________________|         |________________|

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

                                                                                                                                 B


                                                       ________
                                                      |        |
                                                      | Page A |
                                                      |________|
                                                           |
                                                           |
                                                  _________|_________
                                                 |                   |
                                                 |      E.ON US      |
                                                 | Investments Corp. |
                                                 |       (RHC)       |
                                                 |___________________|
                                                           |
                                                           |
                                                ___________|___________
                                       ________|________      _________|______
                                      |                 |    |                |
                                      | LG&E Energy LLC |    |   E.ON North   |
                                      |      (RHC)      |    |  America, Inc. |
                                      |_________________|    |________________|
                                               |                       |
                                               |                       |
                                               |          _____________|____________
                                               |         |                          |
                                               |         | E.ON North America, Inc. |
                                               |         |       Subsidiaries       |
                                               |         |__________________________|
                                               |
                                               |
               ________________________________|_________________________________________________________________________
               |                         |                      |                        |                               |
               |                         |                      |                        |                               |
       ________|___________    __________|_________    _________|__________    __________|___________         ___________|________
      |                    |  |                    |  |                    |  |                      |       |                    |
      | LG&E Capital Corp. |  | Louisville Gas and |  | Kentucky Utilities |  | LG&E Energy Services |       |  Other LG&E Energy |
      |                    |  |  Electric Company  |  |       Company      |  |         Inc.         |       |     Subsidiaries   |
      |____________________|  |____________________|  |____________________|  |______________________|       |____________________|
               |                                                |
               |                                                |
       ________|___________                            _________|___________
      |                    |                          |                     |
      |       See L        |                          | Electric Energy Inc.|
      |                    |                          |        (EWG)        |
      |____________________|                          |_____________________|




                                                                                                                                  2

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                                                                                                                                  C


                                                           ___________
                                                          |           |
                                                          |  E.ON AG  |
                                                          |___________|
                                                                |
                                                                |                                          _________
                                                                |                                         |         |
           _____________________________________________________|_________________________________________|  See D  |
           |                        |                           |               |                         |_________|
           |                        |                           |               |
           |                        |                           |               |_____________
           |                        |                           |                             |
      _____|_____          _________|_________      ____________|_____________      __________|___________
     |           |        |                   |    |                          |    |                      |
     | Pages A-B |        |     E.ON RAG      |    |       E.ON Viterra-      |    | E.ON Ruhrgas Holding |
     |___________|        |   Beteiligungs-   |    | Beteiligungsgesellschaft |    |         GmbH         |
                          | gesellschaft mbH  |    |           mbH            |    |        (FUCO)        |
                          |___________________|    |__________________________|    |______________________|
                                    |                           |                              |
                                    |                           |                              |
                                    |                           |                           ___|_________________
                                    |                           |                           |                    |
                         ___________|____________    ___________|_____________      ________|______       _______|________
                        |                        |  |                         |    |               |     |                |
                        | RAG Aktiengesellschaft |  |       Viterra AG        |    |  E.ON Ruhrgas |     |   Gelsenberg   |
                        |                        |  |                         |    |       AG      |     |  GmbH & Co. KG |
                        |________________________|  |_________________________|    |_______________|     |________________|
                                                                |
                                                                |
                                                                |
                                                     ___________|_____________
                                                    |                         |
                                                    |   Viterra Subsidiaries  |
                                                    |_________________________|






                                                                                                                                  3

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                                                                                                                                  D


                                                      ___________
                                                     |           |
                                                     |  E.ON AG  |
                                                     |___________|
                                                           |
                                                           |                                     _________
                                                           |                                    |         |
           ________________________________________________|____________________________________|  See E  |
           |                        |                      |                        |           |_________|
           |                        |                      |                        |
           |                        |                      |                        |
           |                        |                      |                        |
      _____|_____          _________|_________      _______|________      __________|_______________
     |           |        |                   |    |                |    |                          |
     | Pages A-C |        |   AV Packaging    |    |   E.ON Audit   |    |       E.ON Energie 2     |
     |___________|        |       GmbH        |    |    Services    |    | Beteiligungsgesellschaft |
                          |                   |    |      GmbH      |    |           mbH            |
                          |___________________|    |________________|    |__________________________|







                                                                                                                                  4

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                                                                                                                                  E


                                                  ___________
                                                 |           |
                                                 |  E.ON AG  |
                                                 |___________|
                                                       |
                                                       |                                _________
                                                       |                               |         |
           ____________________________________________|_______________________________|  See F  |
           |                      |                    |                     |         |_________|
           |                      |                    |                     |
           |                      |                    |                     |
           |                      |                    |                     |
      _____|_____          _______|_______      _______|________      _______|________
     |           |        |               |    |                |    |                |
     | Pages A-D |        |     E.ON      |    |      E.ON      |    |    E.ON Risk   |
     |___________|        | International |    |     Montan     |    |   Consulting   |
                          |  Finance B.V. |    |      GmbH      |    |      GmbH      |
                          |_______________|    |________________|    |________________|
                                                                             |
                                                                             |
                                                                             |
                                                                      _______|________
                                                                     |                |
                                                                     |    E.ON Risk   |
                                                                     |   Consulting   |
                                                                     |      GmbH      |
                                                                     |   Subsidiaries |
                                                                     |________________|











                                                                                                                                  5

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                                                                                                                                  F


                      ___________
                     |           |
                     |  E.ON AG  |
                     |___________|
                           |
                           |                                                            _________
                           |                                                           |         |
           ________________|___________________________________________________________|  See G  |
           |                      |                    |                      |        |_________|
           |                      |                    |                      |
           |                      |                    |                      |
           |                      |                    |                      |
      _____|_____          _______|_______      _______|_________      _______|_________
     |           |        |               |    |                 |    |                 |
     | Pages A-E |        | E.ON Venture  |    |      E.ON       |    | FITA Verwaltung |
     |___________|        | Partners GmbH |    | Vermogensanlage |    |    GmbH & Co.   |
                          |               |    |      GmbH       |    | Vermietungs-KG  |
                          |_______________|    |_________________|    |_________________|
                                                       |
                                                       |
                                                       |
                                                _______|________
                                               |                |
                                               |   Degussa AG   |
                                               |________________|
                                                       |
                                                       |
                                                       |
                                                _______|________
                                               |                |
                                               |    Degussa     |
                                               |  Subsidiaries  |
                                               |________________|




                                                                                                                                  6

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                                                                                                                                  G


                                                  ___________
                                                 |           |
                                                 |  E.ON AG  |
                                                 |___________|
                                                       |
                                                       |                                                             _________
                                                       |                                                           |         |
           ____________________________________________|___________________________________________________________|  See H  |
           |                       |                           |                   |                      |        |_________|
           |                       |                           |                   |                      |
           |                       |                           |                   |                      |
           |                       |                           |                   |                      |
      _____|_____        __________|_________        __________|_____       _______|________      ________|_________________
     |           |      |                    |      |                |     |                |    |                          |
     | Pages A-F |      |  Gesellschaft fur  |      |  Gewerkschaft  |     |  E.ON Finance  |    |          HIBERNIA        |
     |___________|      | Energiebeteiligung |      |   Morgengluck  |     |      GmbH      |    |       Industriewerte     |
                        |       mgH i.L.     |      |      GmbH      |     |                |    |       GmbH & Co. KG      |
                        |____________________|      |________________|     |________________|    | i. L. Verwaltungsgebaude |
                                                                                    |            |         Muelheim         |
                                                                                    |            |__________________________|
                                                                            ________|_______
                                                                           |                |
                                                                           |  E.ON Academy  |
                                                                           |      GmbH      |
                                                                           |________________|






                                                                                                                                  7

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                                                                                                                                  H


                                      ___________
                                     |           |
                                     |  E.ON AG  |
                                     |___________|
                                           |
                                           |                                                                             _________
                                           |                                                                            |         |
       ____________________________________|____________________________________________________________________________|  See I  |
       |               |             |                |                    |                   |                    |   |_________|
       |               |             |                |                    |                   |                    |
       |               |             |                |                    |                   |                    |
       |               |             |                |                    |                   |                    |
  _____|_____    ______|____     ____|____     _______|________     _______|_______     _______|________     _______|_________
 |           |  |           |   |         |   |                |   |               |   |                |   |                 |
 | Pages A-G |  | Induboden |   |  Aviga  |   |    Induboden   |   |    Indupark   |   | Initiativkreis |   |  Nordel Holding |
 |___________|  |   GmbH    |   |  GmbH   |   |   GmbH & Co.   |   | Grundstuckver |   |   Ruhrgebiet   |   |   Gesellschaft  |
                |           |   |         |   | Industriewerte |   | wertung GmbH  |   |   Verwaltungs  |   |       mbH       |
                |___________|   |_________|   |________________|   |_______________|   |      GmbH      |   |_________________|
                                     |                                                 |________________|
                                     |
                                     |
        _____________________________|______________________________________________________________
        |                        |                     |                       |                    |
        |                        |                     |                       |                    |
        |                        |                     |                       |                    |
  ______|_________      _________|_________     _______|_________      ________|________     _______|_______
 |                |    |       ERKA        |   |    Induboden    |    |                 |   |               |
 |    Hibernia    |    |  Vermogensverwal  |   |    GmbH & Co.   |    | EBV Verwaltungs |   |  Other Aviga  |
 | Industriewerte |    | tungsgesellschaft |   | Grundstucksgese |    |      GmbH       |   |  Subsidiaries |
 | GmbH & Co. oHG |    |        mgH        |   |     llschaft    |    |                 |   |               |
 |________________|    |___________________|   |_________________|    |_________________|   |_______________|


















                                                                                                                                  8

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                                                                                                                                  I


                                      ___________
                                     |           |
                                     |  E.ON AG  |
                                     |___________|
                                           |
                                           |                                                                             _________
                                           |                                                                            |         |
       ____________________________________|____________________________________________________________________________|  See J  |
       |                                                  |                                                             |_________|
       |                                                  |
       |                                                  |
       |                                                  |
  _____|_____                                  ___________|___________
 |           |                                |                       |
 | Pages A-H |                                | Partner fur Berlin -  |
 |___________|                                |    Gesellschaft fur   |
                                              |       Haupstadt       |
                                              |       Marketing       |
                                              |          mbH          |
                                              |_______________________|














                                                                                                                                  9

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                                                                                                                                  J


                                                  ___________
                                                 |           |
                                                 |  E.ON AG  |
                                                 |___________|
                                                       |
                                                       |                                                            _________
                                                       |                                                           |         |
           ____________________________________________|___________________________________________________________|  See K  |
           |                       |                                               |                     |         |_________|
           |                       |                                               |                     |
           |                       |                                               |                     |
           |                       |                                               |                     |
      _____|_____        __________|_________                               _______|________      _______|________
     |           |      |                    |                             |                |    |                |
     | Pages A-I |      |  VEBA Electronics  |                             |  VEBA Telecom  |    |   Gelsenberg   |
     |___________|      |        GmbH        |                             |   Management   |    |   Verwaltungs  |
                        |____________________|                             |      GmbH      |    |      GmbH      |
                                   |                                       |________________|    |________________|
                                   |                                                |
                                   |                                                |
                                   |                                                |
                         __________|_________                               ________|_______
                        |                    |                             |                |
                        |  VEBA Electronics  |                             |  VEBA Telecom  |
                        |        GmbH        |                             |   Management   |
                        |    Subsidiaries    |                             |  Subsidiaries  |
                        |____________________|                             |________________|








                                                                                                                                 10

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                                                                                                                                  K

                                                ___________
                                               |           |
                                               |  E.ON AG  |
                                               |___________|
                                                     |
                                                     |
                                                     |_______________________________________________________
           __________________________________________|                                                       |
           |                                         |                                                       |
           |                                         |                                                       |
           |                                         |                                                       |
           |                                         |                                                       |
      _____|_____                             _______|________                                  _____________|____________
     |           |                           |                |                                |                          |
     | Pages A-J |                           |  VIAG Telecom  |                                | Grundstucksgesellschaft  |
     |___________|                           |  Beteiligungs  |                                | Schlossplatz 1 mbH & Co. |
                                             |      GmbH      |                                |            KG            |
                                             |________________|                                |__________________________|
                                                      |
                                                      |
                                                      |
                                              ________|_______
                                             |                |
                                             |  VIAG Telecom  |
                                             |  Subsidiaries  |
                                             |________________|








                                                                                                                                 11

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                                                                                                                                  L


                       _________
                      |         |
                      |  See B  |
                      |_________|
                           |
                           |
                           |
                  _________|__________
                 |                    |
                 | LG&E Capital Corp. |
                 |____________________|
                           |
                           |
                           |
            _______________|___________________________________________________________________________________
           |                         |                               |                                         |
 __________|___________    __________|_________                ______|_____                           _________|_______
|                      |  |                    |              |            |                         |                 |
|  Other LG&E Capital  |  | LG&E International |              |  WKE Corp. |                         | LG&E Power Inc. |
|  Corp. Subsidiaries  |  |         Inc.       |              |____________|                         |_________________|
|______________________|  |____________________|                     |                                         |
                                     |                               |                                         |
                                     |                     __________|__________                    ___________|___________
                                     |                    |                     |                   |                      |
                                     |                    |                     |                   |                      |
                                 ____|____        ________|________    _________|________   ________|_________    _________|_______
                                |         |      |                 |  |                  | |                   | |                 |
                                |  See M  |      | Other WKE Corp. |  | Western Kentucky | |  Other LG&E Power | |    LG&E Power   |
                                |_________|      |  Subsidiaries   |  |   Energy Corp.   | | Inc. Subsidiaries | | Operations Inc. |
                                                 |_________________|  |       (EWG)      | |___________________| |_________________|
                                                                      |__________________|                                 |
                                                                                                                           |
                                                                                                                  _________|_______
                                                                                                                 |                 |
                                                                                                                 |  Intermediate   |
                                                                                                                 |    Companies    |
                                                                                                                 |_________________|
                                                                                                                           |
                                                                                                                           |
                                                                                                                           |
                                                                                                     ______________________|
                                                                                                    |
                                                                                                    |
                                                                                            ________|_________
                                                                                           |                  |
                                                                                           |  Westmoreland -  |
                                                                                           |  LG&E Partners   |
                                                                                           |   (ROVA) (EWG)   |
                                                                                           |__________________|







                                                                                                                                 12

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                                                                                                                                  M


                                          _________
                                         |         |
                                         |  See L  |
                                         |_________|
                                              |
                                              |
                                              |
                                     _________|__________
                                    |                    |
                                    | LG&E International |
                                    |         Inc.       |
                                    |____________________|
                                              |
                                              |
                                              |
                                              |__________________________________________________________________
                                              |                                                                  |
           ___________________________________|_____________________________________                             |
          |                       |                                                 |                            |
 _________|_________    __________|________                                _________|________           _________|_______
|                   |  |                   |                              |                   |        |                 |
| LG&E Power Spain  |  | Inversora de Gas  |                              |     LG&E Power    |        |   Other LG&E    |
|       Inc.        |  |  del Centro S.A.  |                              | Argentina III LLC |        |  International  |
|___________________|  |___________________|                              |___________________|        |   Subsidiaries  |
                                  |                                                 |                  |   (Same FUCOs)  |
                                  |                                                 |                  |_________________|
                                  |                                                 |
                        __________|_________             ___________________________|_____________________________________
                       |                    |            |                       |                    |                   |
                       |  Distribuidora de  |    ________|__________    _________|________   _________|_______   _________|_______
                       | Gas del Centro S.A.|   |                   |  |                  | |                 | |                 |
                       |       (FUCO)       |   | Other LG&E Power  |  | Inversora de Gas | |  Invergas S.A.  | | Gas Natural SDG |
                       |____________________|   | Argentina III LLC |  |    Cuyana S.A.   | |                 | |  Argentina S.A. |
                                                |    Subsidiaries   |  |__________________| |_________________| |_________________|
                                                |    (Same FUCOs)   |           |                    |                    |
                                                |___________________|           |                    |                    |
                                                                        ________|_________           |____________________|
                                                                       |                  |                     |
                                                                       | Distribuidora de |             ________|________
                                                                       | Gas Cuyana S.A.  |            |                 |
                                                                       |      (FUCO)      |            | Gas Natural BAN |
                                                                       |__________________|            |        S.A.     |
                                                                                                       |      (FUCO)     |
                                                                                                       |_________________|








                                                                                                                                 13

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